EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Zhenhui Huang, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Xiamen Lutong International Travel Agency Co. Ltd. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.	the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2019	By:	/s/ Zhenhui Huang
Name: Zhenhui Huang
Title: President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.